UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4923

Longleaf Partners Funds Trust

(Exact name of registrant as specified in charter)

c/o Southeastern Asset Management, Inc.

6410 Poplar Avenue, Suite 900

Memphis, TN 38119

(Address of principal executive offices) (Zip code)

Andrew R. McCarroll, Esq.

Southeastern Asset Management, Inc.

6410 Poplar Ave., Suite 900

Memphis, TN 38119

(Name and address of agent for service)

Registrant’s telephone number, including area code: (901) 761-2474

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022.

Item 1(a). Longleaf Partners Funds Semi-Annual Report at June 30, 2022.

Semi-Annual Report
June 30, 2022
Partners Fund
Small-Cap Fund
International Fund
Global Fund

Cautionary Statement
One of Southeastern's “Governing Principles” is that “we will communicate with our investment partners as candidly as possible,” because we believe Longleaf shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals, and we have confidence in our opinions, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.
You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or one of the Funds. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. Current performance may be lower or higher than the performance quoted herein. Past performance does not guarantee future results, fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Call (800) 445-9469 or go to southeasternasset.com for current performance information and for the Prospectus and Summary Prospectus, both of which should be read carefully before investing to learn about fund investment objectives, risks and expenses. This material must be accompanied or preceded by a prospectus. Please read it carefully before investing.
The price-to-value ratio (“P/V”) is a calculation that compares the prices of the stocks in a portfolio to Southeastern's appraisals of their intrinsic values. P/V represents a single data point about a Fund, and should not be construed as something more. P/V does not guarantee future results, and we caution investors not to give this calculation undue weight.  P/V alone tells nothing about:
•	The quality of the businesses we own or the managements that run them;
•	The cash held in the portfolio and when that cash will be invested;
•	The range or distribution of individual P/V's that comprise the average; and
•	The sources of and changes in the P/V.
When all of the above information is considered, the P/V is a useful tool to gauge the attractiveness of a Fund's potential opportunity. It does not, however, tell when that opportunity will be realized, nor does it guarantee that any particular company's price will ever reach its value. We remind our shareholders who want to find a single silver bullet of information that investments are rarely that simple. To the extent an investor considers P/V in assessing a Fund's return opportunity, the limits of this tool should be considered along with other factors relevant to each investor.
Unless otherwise noted, performance returns of Fund positions combine the underlying stock and bond securities including the effect of trading activity during the period.
Risks
The Longleaf Partners Funds are subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Funds generally invest in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Mid-cap stocks held by the Funds may be more volatile than those of larger companies. With respect to the Small-Cap Fund, smaller company stocks may be more volatile with fewer financial resources than those of larger companies. With respect to the International and Global Funds, investing in non- U.S. securities may entail risk due to non-U.S. economic and political developments, exposure to non-U.S. currencies, and different accounting and financial standards. These risksmay be higher when investing in emerging markets. Diversification does not eliminate the risk of experiencing investment losses.
Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested.

Indexes
The S&P 500 Index is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.  The S&P 500 Value Index constituents are drawn from the S&P 500 and are based on three factors: the ratios of book value, earnings, and sales to price.
The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3,000 Index. The Russell 1000 Value index is drawn from the constituents of the Russell 1000 based on book-to-price (B/P) ratio.
The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.  The Russell 2000 Value index is drawn from the constituents of the Russell 2000 based on book-to-price (B/P) ratio.
The MSCI EAFE Index (Europe, Australia, Far East) is a broad based, unmanaged equity market index designed to measure the equity market performance of 22 developed markets, excluding the US & Canada.
The MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the US and Canada.
The MSCI World Index is a broad-based, unmanaged equity market index designed to measure the equity market performance of 23 developed markets, including the United States.
The MSCI World Value Index captures large and mid-cap securities exhibiting overall value style characteristics across 23 Developed Markets countries.
An index cannot be invested in directly.
Definitions
EBITDA is a company’s earnings before interest, taxes, depreciation and amortization.
A special purpose acquisition company (SPAC) is a company with no commercial operations that is formed strictly to raise capital for the purpose of acquiring an existing company.
Free Cash Flow (FCF) is a measure of a company’s ability to generate the cash flow necessary to maintain operations. Generally, it is calculated as operating cash flow minus capital expenditures.
Net Asset Value (NAV) is a statement of the value of a company's assets minus the value of its liabilities.
“Margin of Safety” is a reference to the difference between a stock’s market price and Southeastern’s calculated appraisal value.  It is not a guarantee of investment performance or returns.
Price / Earnings (P/E) is the ratio of a company’s share price compared to its earnings per share.
© 2022 Southeastern Asset Management, Inc. All Rights Reserved.
Longleaf, Longleaf Partners Funds  and the pine cone logo are registered trademarks of Longleaf Partners Funds Trust.
Southeastern Asset Management, Inc. is a registered trademark.
Funds distributed by ALPS Distributors, Inc.

Performance Summary (Unaudited)
Average Annual Returns for the Periods Ended June 30, 2022
	YTD*	1 Year	5 Year	10 Year	20 Year	Since Inception
Partners Fund (Inception 4/8/87)	-16.00%	-15.90%	2.94%	6.33%	5.47%	9.41%
S&P 500 Index	-19.96	-10.62	11.31	12.96	9.08	9.92
Small-Cap Fund (Inception 2/21/89)	-15.02	-17.03	2.71	8.03	8.73	9.78
Russell 2000 Index	-23.43	-25.20	5.17	9.35	8.17	8.96
International Fund (Inception 10/26/98)	-21.74	-28.18	-2.09	3.69	3.48	5.64
MSCI EAFE Index	-19.57	-17.77	2.20	5.40	5.27	4.07
Global Fund (Inception 12/27/12)	-19.63	-24.14	-0.79	n/a	n/a	3.91
MSCI World Index	-20.51	-14.34	7.67	n/a	n/a	9.02
*	Year-to-date (YTD) not annualized.
The indices are unmanaged. During the inception year, the S&P 500 and the EAFE Index were available only at month-end; therefore the S&P 500 value at 3/31/87 and the EAFE value at 10/31/98 were used to calculate performance since inception. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of a Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting southeasternasset.com.
As reported in the Prospectus dated May 1, 2022, the total expense ratio for the Partners Fund is 1.00% (gross) and 0.79% (net). Through at least April 30, 2023, this expense ratio is subject to fee waiver to the extent the fund's normal annual operating expenses exceed 0.79% of average annual net assets. The total expense ratio of the Small-Cap Fund is 0.97% (gross) and 0.95% (net). Through at least April 30, 2023, this expense ratio is subject to fee waiver to the extent the fund's normal annual operating expenses exceed 0.95% of average annual net assets. The total expense ratio for the International Fund is 1.17% (gross) and 1.15% (net). This expense ratio is subject to a contractual fee waiver to the extent the fund's normal annual operating expenses exceed 1.15% of average annual net assets. The total expense ratio for the Global Fund is 1.31% (gross) and 1.15% (net).  This expense ratio is subject to a contractual fee waiver to the extent the fund's normal annual operating expenses exceed 1.15% of average annual net assets.  Please refer to the Financial Highlights within this report for the Funds' current expense ratio.

Management Discussion (Unaudited)
Partners Fund
Longleaf Partners Fund declined 15.56% in the second quarter, just ahead of the S&P 500, which fell 16.10%. In another volatile quarter, we saw value continue its relative outperformance of growth. Although the Partners Fund held up better than the S&P 500, the Fund lagged the Russell 1000 Value. We have seen a bifurcation of value investing approaches – with investors “paying up for quality” on one side of the spectrum and on the other extreme, what we would call a “Value ETF” that pays low multiples without regard to quality. The former worked very well over the last decade, and we missed out on opportunities by not lowering our discount rates or “paying up” in the past, but this has been a painful place to be year to date in 2022. The Fund’s relative performance benefitted by having limited exposure to growthier Information Technology – though we are finding some interesting new opportunities in fallen growth darlings this year. The latter approach has driven value’s relative outperformance this year, led by energy, big pharma and consumer packaged goods (CPG) companies – great places to be in the near term, as commodity prices rallied, the Federal Reserve raised interest rates and anything that had perceived stability hung in well. We view this as the first wave of a value rebound with the simplest, statistically cheapest and least volatile outperforming first. However, we question whether big pharma and integrated oil companies can sustain relative outperformance over the longer term. We believe the second, longer-term wave of value outperformance will come from our style of value investing, which falls somewhere in between these two extremes. We remain focused on business and people quality but also recognize that price matters, especially in an environment like today. We are finding opportunity (though we have so far proven to be early) in high quality businesses with favorable industry dynamics that have innate complexity and/or are misunderstood in the near term.
We encourage you to watch our video at https://southeasternasset.com/podcasts/ with Portfolio Managers Ross Glotzbach and Staley Cates for a more detailed review of the quarter.
Contributors and Detractors
  Williams - US natural gas pipeline operator Williams contributed as it benefited from positive natural gas tailwinds in the quarter. After scaling back the position in the first quarter, we sold the remaining position in the quarter as its price reached our appraisal value. This was a very successful investment that was extremely contrarian in 2019 and now has become much more consensus appreciated.
Warner Bros Discovery - A new purchase within the last year, media conglomerate Warner Bros Discovery’s (WBD) stock price has been materially impacted by a terrible Netflix quarter (that probably is a good sign for WBD long-term) and fears of a downturn impacting advertising revenues and subscribers. While we believe these are valid concerns, media has historically been an attractive industry for our style of investing and media companies have been inflation beneficiaries. While the market is taking a “show me” approach to see how the merger will unfold, we believe the company has multiple levers to grow free cash flow per share. We saw eight different insiders buy shares personally in the quarter, which is an extremely strong vote of confidence from people who have a clear view of the challenges and opportunities facing the company.
MGM Resorts - The casino and online gaming company declined in the quarter, as potential travel cutbacks in the face of increased fuel prices and recession fears weighed on the stock.  Additionally, the broader online gaming industry has fallen out of favor, but BetMGM's online gaming business is continuing to grow regardless of the environment.  In a strong vote of confidence, MGM and IAC together bought $405 million worth of MGM shares from (still large) shareholder Corvex Management in February, and insiders have been using meaningfully this year.  The company is also one of our largest share repurchasers.
General Electric - Aviation, Healthcare and Power conglomerate GE was punished in the quarter amid top-down economic fears for this collection of seemingly cyclical businesses. However, the market is not giving the company credit for the material improvements CEO Larry Culp has made in his tenure. The balance sheet today is stronger than it has been in a very long time, and each of the three primary business segments each have strong paths to increasing earnings, regardless of the economic environment. Healthcare has historically not been a cyclical business. While Aviation typically has some economic sensitivity, the business still has a strong COVID rebound tailwind that should continue even in an uncertain environment. Power is a less cyclical business, and GE maintains a steady business servicing approximately one-third of the world’s electricity. GE is another example of strong insider buying indicating management’s confidence in the business, while the company also began buying back discounted shares. GE is still on track to break the company into three separate businesses, and we believe this will help the market properly weigh the value of each core segment.
Portfolio Activity
We have taken advantage of the market volatility this year to purchase three new businesses that have been left behind by the market for very different reasons. As mentioned above, we are seeing opportunities in fallen growth favorites (although there are plenty of 300 cent dollars that are now closer to 100 cent dollars!), including Alphabet, that Southeastern successfully owned and, with hindsight, sold too early. We now have the opportunity to invest in this great company that has fallen back within our price discount range. We are also seeing opportunities in the building products world that have been hit as mortgage rates are increasing. We purchased Stanley Black & Decker, which falls in this category and one that we have long admired. Finally, we initiated a new position in PVH, an American clothing company that owns Tommy Hilfiger, Calvin Klein, and other brands. PVH has been described internally as “the most value of value businesses” within the consumer discretionary space. PVH has fallen out of favor but has a proven management team with whom we have partnered before. We funded these opportunities by exiting four holdings, including Williams which reached our appraisal value after appreciating 97%. We also exited our smaller positions in CNH’s spinout of Iveco and Biogen, as we were able to upgrade into better opportunities with a higher margin of safety.
 Outlook
The Partners Fund is fully invested with approximately 3% cash, and our on-deck list is growing longer amid market volatility. New investments have a high hurdle to qualify given our conviction in our current holdings and the steep discount of the portfolio, which trades at a rare and attractively discounted price-to-value (P/V) in the low-50s%. We expect to see continued progress in our individual holdings, as our management partners pursue catalysts that could drive significant near-term payoffs. We own companies that have pricing power, strong balance sheets and clear paths to organic growth, and we are partnered with aligned management teams that are proactively taking steps to add value in ways they can control and close the (near historically wide) value gap. We believe that our largest macro headwinds over the last decade could soon become tailwinds.

Performance History (Unaudited)
Partners Fund
Comparison of Change in Value of $10,000 Investment
Since Inception April 8, 1987
Average Annual Returns for the Periods Ended June 30, 2022
	YTD*	1 Year	5 Year	10 Year	20 Year	Since Inception 4/08/87
Partners Fund	-16.00%	-15.90%	2.94%	6.33%	5.47%	9.41%
S&P 500 Index	-19.96	-10.62	11.31	12.96	9.08	9.92
*	Year-to-date (YTD) not annualized.
The index is unmanaged. Because the S&P 500 Index was available only at month-end in 1987, we used the 3/31/87 value for performance since inception. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting southeasternasset.com. The Partners Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Mid-cap stocks held may be more volatile than those of larger companies.
As reported in the Prospectus dated May 1, 2022, the total expense ratio for the Partners Fund is 1.00% (gross) and 0.79% (net).  Through at least April 30, 2023, this expense ratio is subject to fee waiver to the extent the fund's normal annual operating expenses exceed 0.79% of average annual net assets.  Please refer to the Financial Highlights within this report for the Fund's current expense ratio.

Portfolio Summary (Unaudited)
Partners Fund
Portfolio Holdings at June 30, 2022
		Net Assets
Investments		96.6%
Lumen Technologies, Inc.	11.7
FedEx Corporation	7.2
Mattel, Inc.	6.7
Liberty Broadband Corporation	5.4
IAC/InterActiveCorp	5.3
General Electric Company	5.1
Fairfax Financial Holdings Limited	5.0
Affiliated Managers Group, Inc.	5.0
CK Hutchison Holdings Limited	4.9
Warner Bros., Discovery, Inc.	4.7
CNX Resources Corporation	4.7
MGM Resorts International	4.6
Hyatt Hotels Corporation	4.5
Alphabet Inc.	4.2
Fiserv, Inc.	4.0
PVH Corp.	3.6
Douglas Emmett, Inc.	3.5
CNH Industrial N.V.	2.9
Stanley Black & Decker, Inc.	2.5
Holcim Ltd	1.1
Cash Reserves Net of Other Assets and Liabilities		3.4
		100.0%
Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.
Portfolio Changes January 1, 2022 through June 30, 2022
New Holdings	Quarter
Alphabet Inc.	2Q
Iveco Group N.V.(a)	1Q
PVH Corp.	2Q
Stanley Black & Decker, Inc.	2Q

Eliminations
Biogen Inc.	2Q
Iveco Group N.V.	2Q
The Williams Companies, Inc.	2Q
(a) Acquired through corporate action of CNH Industrial N.V.

Portfolio of Investments (Unaudited)
Partners Fund
Common Stocks
	Shares	Value	% of Net Assets
Air Freight & Logistics
FedEx Corporation	458,200	$ 103,878,522	7.2%
Capital Markets
Affiliated Managers Group, Inc.	619,026	72,178,432	5.0
Construction Materials
Holcim Ltd (Switzerland)	357,159	15,345,676	1.1
Diversified Telecommunication Services
Lumen Technologies, Inc.	15,615,282	170,362,727	11.7
Entertainment
Warner Bros., Discovery, Inc. (Formerly Discovery Communications, Inc.)*	5,090,188	68,310,323	4.7
Hotels, Restaurants & Leisure
Hyatt Hotels Corporation - Class A*	884,514	65,374,429	4.5
MGM Resorts International	2,286,705	66,200,110	4.6
		131,574,539	9.1
Industrial Conglomerates
CK Hutchison Holdings Limited (Hong Kong)	10,454,000	70,919,946	4.9
General Electric Company	1,176,110	74,882,924	5.1
		145,802,870	10.0
Insurance
Fairfax Financial Holdings Limited (Canada)	136,616	72,394,168	5.0
Interactive Media & Services
Alphabet Inc. - Class C*	27,845	60,909,545	4.2
IAC/InterActiveCorp *	1,011,453	76,840,085	5.3
		137,749,630	9.5
IT Services
Fiserv, Inc.*	653,112	58,107,375	4.0
Leisure Products
Mattel, Inc.*	4,364,241	97,453,501	6.7
Machinery
CNH Industrial N.V. (Italian Exhange) (Netherlands)	2,138,605	24,733,725	1.7
CNH Industrial N.V. (U.S. Exchange) (Netherlands)	1,462,702	16,952,716	1.2
Stanley Black & Decker, Inc.	344,739	36,149,331	2.5
		77,835,772	5.4
Media
Liberty Broadband Corporation - Series A*	14,118	1,603,099	0.1
Liberty Broadband Corporation - Series C*	657,972	76,087,882	5.3
		77,690,981	5.4
Oil, Gas & Consumable Fuels
CNX Resources Corporation*	4,106,095	67,586,324	4.7
Real Estate Investment Trusts (REITs)
Douglas Emmett, Inc.	2,299,613	51,465,339	3.5
Textiles, Apparel & Luxury Goods
PVH Corp.	931,900	53,025,110	3.6
Total Common Stocks (Cost $1,523,574,627)		1,400,761,289	96.6
See Notes to Financial Statements.

Short-Term Obligations
	Principal Amount	Value	% of Net Assets
Repurchase agreement with State Street Bank, 0.24%, dated 06/30/22, due 07/01/22, Repurchase price $49,922,333 (Collateral: $50,920,454 U.S. Treasury Bonds, 2.25% - 2.75% due 11/15/31 to 2/15/32, Par $58,196,700) (Cost $49,922,000)	49,922,000	$ 49,922,000	3.4%
Total Investments (Cost $1,573,496,627)		1,450,683,289	100.0
Other Assets (Liabilities), Net		3,074	—
Net Assets		$ 1,450,686,363	100.0%

*	Non-income producing security.
Note: Non-U.S. Companies represent 13.9% of net assets.
See Notes to Financial Statements.

Management Discussion (Unaudited)
Small-Cap Fund
Longleaf Partners Small-Cap Fund declined 15.66% in the second quarter, outperforming the Russell 2000 Index, which declined 17.20%, and roughly in line with the Russell 2000 Value. We saw two primary categories of companies that negatively impacted absolute returns – Real Estate businesses that are temporarily being hit with rising interest rates and a more challenging economy, and tech-adjacent companies that we bought (with hindsight, too early) within the last year as venture capital-superstar growth companies fell from grace. While newer positions Vimeo and Oscar were the Fund’s top two detractors in the quarter, the Fund’s underweight to Information Technology and better stock performance within the Consumer Discretionary and Communication Services sectors more than drove the Fund’s relative outperformance in the period.
We have seen a bifurcation of value investing approaches – with investors “paying up for quality” on one side of the spectrum and on the other extreme, what we would call a “Value ETF” that pays low multiples without regard to quality. The former worked very well over the last decade, and we missed out on opportunities by not lowering our discount rates or “paying up” in the past, but this has been a painful place to be year to date in 2022. The latter approach has driven value’s relative outperformance this year, led by energy and banks – great places to be in the near term, as commodity prices rallied, the Federal Reserve raised interest rates and anything that had perceived stability hung in well. We view this as the first wave of a value rebound with the simplest, statistically cheapest and least volatile outperforming first. However, we question whether undifferentiated banks and energy companies can sustain relative outperformance over the longer term. We believe the second, longer-term wave of value outperformance will come from our style of value investing, which falls somewhere in between these two extremes. We remain focused on business and people quality but also recognize that price matters, especially in an environment like today. We are finding opportunity (though we have so far proven to be early) in high quality businesses with favorable industry dynamics that have innate complexity and/or are misunderstood in the near term.
We encourage you to watch our video at https://southeasternasset.com/podcasts/ with Portfolio Managers Ross Glotzbach and Staley Cates for a more detailed review of the quarter.
Contributors and Detractors
White Mountains – Newly purchased in 4Q21 insurance conglomerate White Mountains was the top contributor in the quarter. We have known this company for decades, and they proved their ability to deliver value in the quarter by selling NSM Insurance Group for a great price ($1.775 billion) to private equity company Carlyle. This move gives White Mountains a lot of financial firepower to go on offense at a great time and makes the leverage-adjusted price-to-value even more attractive than when we first bought shares, meaning the company still has significant upside from here.

Oscar Health - US health insurance and software platform Oscar Health, a new position purchased in 4Q21, declined alongside most tech-related businesses in the quarter. The market is not recognizing the meaningful value of its managed care plan members and is instead focusing on near-term EBITDA declines driven by the company rapidly growing its health insurance and software businesses. Our management partners are aligned and have a track record of adding value for shareholders.
Vimeo– Digital software company Vimeo is another newer tech-related holding that declined in the quarter. The company continues to be misunderstood as a consumer company, when actually a large portion of the value and the growth comes from its shift to being more of an enterprise company doing business with larger customers. However, this transition has taken longer than expected, and the COVID boost of the last year created difficult comps. While we believe having Joey Levin of IAC and other aligned shareholders on the board is a benefit, our value has declined since our initial purchase, and we did not add in the quarter.
Anywhere (previously Realogy) – Real estate brokerage franchisor Anywhere declined amid concerns over the housing market and spiking mortgage rates, in a sharp reversal from the last year. However, Anywhere is better positioned as a franchisor with franchised fees tied to home price appreciation, which should continue over the long-term. Multi-year demand fundamentals for the industry are strong with millennial home buying set to increase over the next decade. We also expect capital allocation to be another tailwind as the company is in a position to be on offense.
Empire State Realty – New York commercial real estate and tourism company Empire State Realty Trust (ESRT) also declined with real estate broadly, even though it is not a direct pure play on commercial real estate, given its Observatory business, whose economics are more similar to a Disney World-type theme park. The Observatory will continue to come back as post-COVID travel resumes. CEO Tony Malkin and team are focused on driving value realization by monetizing assets and continuing the share repurchase program.
 Portfolio Activity
We have taken advantage of the market volatility this year to purchase a SPAC called Riverview Acquisition Corp (RVAC), which will ultimately be Westrock Coffee. While we have written extensively about the craziness of the SPAC world, this is a unique opportunity to partner with fantastic people and own a high-quality business trading at a discount. We have successfully partnered previously with chairman Brad Martin (former CEO of Saks Fifth Avenue) and Founder and CEO Scott Ford (former CEO of Alltel), both of whom have fantastic track records of value creation. Westrock is “the brand behind the brand”, distributing coffee to larger entities while building its extract and flavoring business that is highly valuable and growing.
Outlook
The Small-Cap Fund is fully invested with approximately 4% cash, and our on-deck list is growing longer amid market volatility. New investments have a high hurdle to qualify given our conviction in our current holdings and the steep discount of the portfolio, which trades at a rare and attractively discounted price-to-value (P/V) in the low-50s%. We expect to see continued progress in our individual holdings, as our management partners pursue catalysts that could drive significant near-term payoffs. We own companies that have pricing power, strong balance sheets and clear paths to organic growth, and we are partnered with aligned management teams that are proactively taking steps to add value in ways they can control and close the (near historically wide) value gap. We believe that our largest macro headwinds over the last decade could soon become tailwinds.

Performance History (Unaudited)
Small-Cap Fund
Comparison of Change in Value of $10,000 Investment
Since Inception February 21, 1989
Average Annual Returns for the Periods Ended June 30, 2022
	YTD*	1 Year	5 Year	10 Year	20 Year	Since Inception 2/21/89
Small-Cap Fund	-15.02%	-17.03%	2.71%	8.03%	8.73%	9.78%
Russell 2000 Index	-23.43	-25.20	5.17	9.35	8.17	8.96
*	Year-to-date (YTD) not annualized.
The index is unmanaged. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting southeasternasset.com. The Small-Cap Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Smaller company stocks may be more volatile with fewer financial resources than those of larger companies.
As reported in the Prospectus dated May 1, 2022, the total expense ratio for the Small-Cap Fund is 0.97% (gross) and 0.95% (net).  Through at least April 30, 2023, this expense ratio is subject to fee waiver to the extent the fund's normal annual operating expenses exceed 0.95% of average annual net assets.  Please refer to the Financial Highlights within this report for the Fund's current expense ratio.

Performance Summary (Unaudited)
Small-Cap Fund
Portfolio Holdings at June 30, 2022
		Net Assets
Investments		95.7%
Lumen Technologies, Inc.	14.4
White Mountains Insurance Group, Ltd.	6.8
Mattel, Inc.	6.6
Liberty Braves Group	5.2
Eastman Kodak Company	5.2
Graham Holdings Company	4.9
Gruma, S.A.B. DE C.V.	4.8
Madison Square Garden Sports Corp.	4.8
Empire State Realty Trust, Inc.	4.7
CNX Resources Corporation	4.6
Hyatt Hotels Corporation	4.4
Riverview Acquisition Corp.	4.4
Anywhere Real Estate Inc.	4.4
Lazard Ltd	4.4
RenaissanceRe Holdings Ltd.	4.2
Oscar Health, Inc.	3.2
LANXESS AG	2.9
Vimeo, Inc.	2.7
Idorsia Ltd	2.2
Ingles Markets, Incorporated	0.9
Cash Reserves Net of Other Assets and Liabilities		4.3
		100.0%
Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.
Portfolio Changes January 1, 2022 through June 30, 2022
New Holdings	Quarter
Riverview Acquisition Corp.	2Q

Eliminations
None

Portfolio of Investments (Unaudited)
Small-Cap Fund
Common Stocks
	Shares	Value	% of Net Assets
Biotechnology
Idorsia Ltd* (Switzerland)	2,197,023	$ 31,473,505	2.2%
Capital Markets
Lazard Ltd - Class A(a)	1,961,547	63,573,738	4.4
Chemicals
LANXESS AG (Germany)	1,166,974	42,120,423	2.9
Diversified Consumer Services
Graham Holdings Company - Class B	126,279	71,579,989	4.9
Diversified Telecommunication Services
Lumen Technologies, Inc.	19,116,776	208,564,026	14.4
Entertainment
Liberty Braves Group - Series C*	3,162,076	75,889,824	5.2
Madison Square Garden Sports Corp. - Class A*	457,629	69,101,979	4.8
		144,991,803	10.0
Food & Staples Retailing
Ingles Markets, Incorporated - Class A	142,580	12,368,815	0.9
Food Products
Gruma, S.A.B. DE C.V. (Mexico)	6,337,813	69,982,415	4.8
Hotels, Restaurants & Leisure
Hyatt Hotels Corporation - Class A*	871,903	64,442,351	4.4
Insurance
Oscar Health, Inc. - Class A*(b)	11,140,551	47,347,342	3.2
RenaissanceRe Holdings Ltd.	387,392	60,576,487	4.2
White Mountains Insurance Group, Ltd.	78,873	98,286,011	6.8
		206,209,840	14.2
Interactive Media & Services
Vimeo, Inc.*	6,460,796	38,893,992	2.7
Leisure Products
Mattel, Inc.*	4,321,003	96,487,997	6.6
Oil, Gas & Consumable Fuels
CNX Resources Corporation*	4,066,552	66,935,446	4.6
Real Estate Investment Trusts (REITs)
Empire State Realty Trust, Inc.(b)	9,695,900	68,162,177	4.7
Real Estate Management & Development
Anywhere Real Estate Inc. (Formerly Realogy Holdings Corp.)*(b)	6,507,042	63,964,223	4.4
Total Common Stocks (Cost $1,337,434,476)		1,249,750,740	86.1
Preferred Stock

Technology Hardware, Storage & Peripherals
Eastman Kodak Company Convertible Preferred Stock - Series B 4.00%(b)(c)(d) (Cost $95,452,160)	932,150	75,131,290	5.2
Other Investments - PIPE

Food Products
Riverview Acquisition Corp. - Class A*(c)(e)(f)	6,796,159	62,456,701	4.3
Riverview Acquisition Corp. - Class B*(c)(e)(f)	181,231	1,665,513	0.1
Total - Other Investments - PIPE (Cost $67,962,315)		64,122,214	4.4
See Notes to Financial Statements.

Short-Term Obligations
	Principal Amount	Value	% of Net Assets
Repurchase agreement with State Street Bank, 0.24%, dated 06/30/22, due 07/01/22, Repurchase price $130,767,872 (Collateral: $133,382,386 U.S. Treasury Bonds, 2.00% - 2.75% due 2/15/32 to 8/15/51, Par $154,633,800) (Cost $130,767,000)	130,767,000	$ 130,767,000	9.0%
Total Investments (Cost $1,631,615,951)		1,519,771,244	104.7
Other Assets (Liabilities), Net		(68,635,510)	(4.7)
Net Assets		$1,451,135,734	100.0%

*	Non-income producing security.
(a)	Master Limited Partnership
(b)	Affiliated issuer during the period. See Note 6.
(c)	Investment categorized as Level 3 in fair value hierarchy. See Note 7.
(d)	These shares were acquired directly from the issuer in a private placement on February 26, 2021 with a total cost at June 30, 2022 of $95,452,160. They are considered restricted securities under the Securities Act of 1933 (the "33 Act"). These shares may be sold only if registered under the 33 Act or an exemption is available. The issuer has filed with the SEC a registration statement on Form S-3 providing for the potential resale on an ongoing basis under 33 Act Rule 415 of Common Stock issuable upon conversion of the Series B Preferred Stock, subject to certain terms of a Registration Rights Agreement with the issuer. Due to the lack of an active trading market, all or a portion of this position may be illiquid. Judgment plays a greater role in valuing illiquid securities than those for which a more active market exists, and are valued by Southeastern Asset Management as designee under procedures adopted by the Board of Trustees (See Note 2).
(e)	Represents an unfunded subscription agreement in a private placement investment in a public entity (“PIPE”). The Fund is committed to purchase 6,796,159 Class A shares at $10.00 per share and 181,231, Class B shares at $0.004 per share on the settlement date pursuant to the closing of the business combination between Riverview Acquisition Corp. (“Riverview”) and Westrock Coffee Holdings, LLC (“Westrock”). The transaction will require the approval of the shareholders of Riverview and is subject to other customary closing conditions. If these conditions are not met, the Fund is no longer obliged to fulfill its commitment to Riverview. Upon closing, these shares will be considered restricted securities under the Securities Act of 1933 (the “33 Act”). The Class A shares may be sold only if registered under the 33 Act or an exemption is available. The Class B shares are restricted from resale for a period of one year after closing. Due to the lack of an active trading market, all or a portion of this position may be illiquid. Judgement plays a greater role in valuing illiquid securities than those for which a more active market exists, and are valued by Southeastern Asset Management as designee under procedures adopted by the Board of Trustees (See Note 2).
(f)	Special Purpose Acquisition Company ("SPAC")
Note: Non-U.S. Companies represent 9.9% of net assets.
See Notes to Financial Statements.

Management Discussion (Unaudited)
International Fund
Longleaf Partners International Fund declined 11.03% in the second quarter, outperforming the MSCI EAFE Index, which declined 14.51% and the MSCI EAFE Value, which fell 12.41% in the period. The Fund's position in Hong Kong/China, which drove relative and absolute underperformance in the last year, was the largest driver of outperformance in the second quarter. Sentiment around Chinese equities started recovering from the extreme pessimism we witnessed in the first quarter as COVID lockdowns eased, regulatory pressure abated, and government crackdowns were replaced with stimulus. Top-down China fears around government regulation and ongoing COVID lockdowns reached a peak in March, but as geopolitical and macro pressures began to ease in the second quarter, sentiment improved, and stock prices began to re-rate in the period. Weakness in international currencies  particularly the euro and the Japanese yen  was the largest single performance detractor in the quarter, accounting for nearly one-third of the quarter's negative returns, as interest rate and inflation differentials between the US, European and Asian countries increased. The euro is now almost at parity with the US dollar for the first time since 2002, driven by fear of a deep recession in the eurozone caused by higher inflation and declining export demand. These factors are weighing heavily on the share prices of many of our European businesses, which comprised our top detractors in the period. The Japanese yen hit a 24-year low against the US dollar as the Bank of Japan continued to suppress the Japanese yield curve, while the US yield curve climbed in response to rising inflation and quantitative tightening, making it compelling for investors to take advantage of the yen carry trade and creating some potentially interesting investment opportunities in Japan. Today the US dollar is nearly three standard deviations more than the yen and more than two times versus the euro – an overstretched level that we believe is unsustainable and will likely become a performance tailwind in the near-to-medium term.
We encourage you to watch our video at https://southeasternasset.com/podcasts/ with Portfolio Managers Ken Siazon, Josh Shores and Staley Cates for a more detailed review of the quarter.
Contributors and Detractors
Domino’s Pizza Group – Domino’s Pizza Group (DPG) declined in the quarter in line with broader concerns over the UK consumer, but the underlying fundamentals of the business remain compelling. This asset light, high cash generation business has significant growth potential. Shortly after quarter end, the company announced that CEO Dominic Paul will be stepping down to join FTSE 100 company Whitbread. The CEO was an important factor in our fundamental case for DPG, and we are in close dialogue with the Board and other key stakeholders on potential strategic options for the business from here.
Millicom - Latin American cable company Millicom detracted in the quarter. In 4Q21, Millicom announced a rights issue to fund a strategic acquisition of the half of its Guatemala business that Millicom didn’t already own. The rights offering was only completed this quarter, and the strike price was (in our view, unnecessarily) set at an almost 50% discount to what the market was expecting, resulting in a sharp stock price decline. EBITDA performance remains on target, and guidance for the full one- and three-year targets remain intact. This company produces substantial free cash flow per share, which is being allocated mostly to grow the fiber/cable business double digits in terms of subscribers and revenues. CEO Mauricio Ramos has multiple options beyond free cash flow to deleverage the balance sheet, including sales of the company’s cell tower and fintech assets.
EXOR - European holding company EXOR declined in the quarter in the face of euro weakness against the dollar and a resurgence in worry about the “Italian” exposure of the business, given its dual-listing in Netherlands and Italy. The market has also taken a “show me” approach to the announced €9 billion sale of PartnerRe to Covea, but the deal closed shortly after quarter end, removing that additional overhang. The company now has roughly half its market cap in cash, allowing EXOR to be a liquidity provider in a distressed world amidst a massive liquidity tightening. We are confident in CEO John Elkann’s ability to intelligently allocate the capital to add significant value for shareholders.
Portfolio Activity
We have taken advantage of the market volatility this year to initiate three new positions in top quality businesses that have become attractively priced due to short term issues. We have followed Indian markets for more than a decade, and recent volatility, compounded by the rupee sell off, has given us the opportunity to buy Housing Development Finance Corporation, a company we think is the best consumer franchise in India. We are also seeing opportunities in the European luxury and lifestyle sectors with extraordinarily high-quality brands and great management teams. We purchased adidas, a “recycled” company that we successfully owned in the past, along with Kering, a French-based luxury goods holding company that we have long admired. We also exited our smaller positions in Seria and Holcim, as we were able to upgrade into better opportunities with a higher margin of safety.
Outlook
The International Fund is fully invested with approximately 4% cash, and our on-deck list is growing longer amid market volatility. New investments have a high hurdle to qualify given our conviction in our current holdings and the steep discount of the portfolio, which trades at a rare and attractively discounted price-to-value (P/V) in the low-50s%. We expect to see continued progress in our individual holdings, as our management partners pursue catalysts that could drive significant near-term payoffs. We own companies that have pricing power, strong balance sheets and clear paths to organic growth, and we are partnered with aligned management teams that are proactively taking steps to add value in ways they can control and close the (near historically wide) value gap. We believe that our largest macro headwinds over the last decade could soon become tailwinds.

Performance History (Unaudited)
International Fund
Comparison of Change in Value of $10,000 Investment
Since Inception October 26, 1998
Average Annual Returns for the Periods Ended June 30, 2022
	YTD*	1 Year	5 Year	10 Year	20 Year	Since Inception 10/26/98
International Fund	-21.74%	-28.18%	-2.09%	3.69%	3.48%	5.64%
MSCI EAFE Index	-19.57	-17.77	2.20	5.40	5.27	4.07
*	Year-to-date (YTD) not annualized.
The index is unmanaged. Because the MSCI EAFE Index was available only at month-end in 1998, we used the 10/31/98 value for performance since inception. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting southeasternasset.com. The International Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments, exposure to non-U.S. currencies, and different accounting and financial standards. These risks may be higher when investing in emerging markets.
As reported in the Prospectus dated May 1, 2022, the total expense ratio for the International Fund is 1.17% (gross) and 1.15% (net).  This expense ratio is subject to a contractual fee waiver to the extent the fund's normal annual operating expenses exceed 1.15% of average annual net assets.  Please refer to the Financial Highlights within this report for the Fund's current expense ratio.

Portfolio Summary (Unaudited)
International Fund
Portfolio Holdings at June 30, 2022
		Net Assets
Investments		95.8%
EXOR N.V.	6.7
Glanbia plc	5.4
WH Group Limited	5.0
Applus Services, S.A.	4.9
CK Hutchison Holdings Limited	4.9
Prosus N.V.	4.8
Gruma, S.A.B. DE C.V.	4.8
Lazard Ltd	4.7
Accor S.A.	4.6
Premier Foods plc	4.3
Gree Electric Appliances, Inc. of Zhuhai	4.2
Fairfax Financial Holdings Limited	4.2
Domino's Pizza Group PLC	4.0
Compagnie Financiere Richemont SA (Common & Warrants)	3.8
Melco International Development Limited	3.7
Millicom International Cellular S.A.	3.7
Jollibee Foods Corporation	3.5
LANXESS AG	3.4
Alibaba Group Holding Limited	3.0
Juventus Football Club S.p.A.	2.8
adidas AG	2.5
Kering	2.4
flatexDegiro AG	2.3
Housing Development Finance Corporation Ltd.	2.2
Cash Reserves Net of Other Assets and Liabilities		4.2
		100.0%
Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.
Portfolio Changes January 1, 2022 through June 30, 2022
New Holdings	Quarter
adidas AG	2Q
Alibaba Group Holding Limited	1Q
Housing Development Finance Corporation Ltd.	2Q
Kering	2Q
Seria Company Ltd.	1Q

Eliminations
Great Eagle Holdings Limited	1Q
Holcim Ltd.	2Q
Seria Company Ltd.	2Q

Portfolio of Investments (Unaudited)
International Fund
Common Stocks
	Shares	Value	% of Net Assets
Capital Markets
flatexDegiro AG* (Germany)	1,785,100	$ 17,063,953	2.3%
Lazard Ltd - Class A(a) (United States)	1,046,387	33,913,403	4.7
		50,977,356	7.0
Chemicals
LANXESS AG (Germany)	682,962	24,650,634	3.4
Diversified Financial Services
EXOR N.V. (Netherlands)	774,171	48,377,919	6.7
Entertainment
Juventus Football Club S.p.A.* (Italy)	52,817,126	20,060,726	2.8
Food Products
Glanbia plc (Ireland)	3,606,597	39,159,983	5.4
Gruma, S.A.B. DE C.V. (Mexico)	3,153,015	34,815,733	4.8
Premier Foods plc (United Kingdom)	22,538,242	30,947,584	4.3
WH Group Limited (Hong Kong)	46,665,022	36,118,054	5.0
		141,041,354	19.5
Hotels, Restaurants & Leisure
Accor S.A.* (France)	1,230,878	33,580,267	4.6
Domino's Pizza Group PLC (United Kingdom)	8,503,380	28,900,451	4.0
Jollibee Foods Corporation (Philippines)	6,818,370	25,263,054	3.5
Melco International Development Limited* (Hong Kong)	36,221,700	26,832,918	3.7
		114,576,690	15.8
Household Durables
Gree Electric Appliances, Inc. of Zhuhai (China)	6,037,046	30,481,670	4.2
Industrial Conglomerates
CK Hutchison Holdings Limited (Hong Kong)	5,180,500	35,144,517	4.9
Insurance
Fairfax Financial Holdings Limited (Canada)	56,881	30,141,804	4.2
Internet & Direct Marketing Retail
Alibaba Group Holding Limited* (China)	1,508,800	21,523,625	3.0
Prosus N.V. (Netherlands)	537,961	34,834,936	4.8
		56,358,561	7.8
Professional Services
Applus Services, S.A. (Spain)	5,090,281	35,206,776	4.9
Textiles, Apparel & Luxury Goods
adidas AG (Germany)	102,581	18,221,564	2.5
Compagnie Financiere Richemont SA (Switzerland)	250,792	26,975,986	3.7
Kering (France)	33,096	17,151,240	2.4
		62,348,790	8.6
Thrifts & Mortgage Finance
Housing Development Finance Corporation Ltd. (India)	587,667	16,258,814	2.2
Wireless Telecommunication Services
Millicom International Cellular S.A.* (Sweden)	1,849,634	26,508,411	3.7
Total Common Stocks (Cost $723,604,639)		692,134,022	95.7
See Notes to Financial Statements.

Warrants
	Shares	Value	% of Net Assets
Textiles, Apparel & Luxury Goods
Compagnie Financiere Richemont SA Warrants, exercise price $70.18, 11/22/23* (Switzerland) (Cost $0)	1,311,288	$ 714,261	0.1%
Options Purchased
	Notional Amount
Currency
Hong Kong Dollar Put, 1/6/23, with BNP Paribas, Strike Price $7.80 (Cost $251,573)	65,000,000	305,500	0.0
Short-Term Obligations
	Principal Amount
Repurchase agreement with State Street Bank, 0.24%, dated 06/30/22, due 07/01/22, Repurchase price $33,769,225 (Collateral: $34,444,397 U.S. Treasury Bond, 2.00% due 08/15/51, Par $44,565,800) (Cost $33,769,000)	33,769,000	33,769,000	4.7
Total Investments (Cost $757,625,212)		726,922,783	100.5
Other Assets (Liabilities), Net		(3,499,702)	(0.5)
Net Assets		$723,423,081	100.0%

*	Non-income producing security.
(a)	Master Limited Partnership
Country Weightings
Net Assets
Hong Kong	13.6%
Netherlands	11.5
United States	9.4
United Kingdom	8.3
Germany	8.2
China	7.2
France	7.0
Ireland	5.4
Spain	4.9
Mexico	4.8
Canada	4.2
Switzerland	3.8
Sweden	3.7
Philippines	3.5
Italy	2.8
India	2.2
Cash & Other	(0.5)
100.0%
Regional Weightings

See Notes to Financial Statements.

Management Discussion (Unaudited)
Global Fund
Longleaf Partners Global Fund declined 14.64% in the second quarter, roughly in line with the MSCI World’s 16.19% decline. Although the Global Fund held up better than the MSCI World, the Fund lagged the MSCI World Value. We have seen a bifurcation of value investing approaches – with investors “paying up for quality” on one side of the spectrum and on the other extreme, what we would call a “Value ETF” that pays low multiples without regard to quality. The former worked very well over the last decade, and we missed out on opportunities by not lowering our discount rates or “paying up” in the past, but this has been a painful place to be year to date in 2022. The Fund’s relative performance benefitted by having limited exposure to growthier Information Technology – though we are finding some interesting new opportunities in fallen growth darlings this year. The latter approach has driven value’s relative outperformance this year, led by energy, big pharma and consumer packaged goods (CPG) companies – great places to be in the near term, as commodity prices rallied, the Federal Reserve raised interest rates and anything that had perceived stability hung in well. We view this as the first wave of a value rebound with the simplest, statistically cheapest and least volatile outperforming first. However, we question whether big pharma and integrated oil companies can sustain relative outperformance over the longer term. We believe the second, longer-term wave of value outperformance will come from our style of value investing, which falls somewhere in between these two extremes. We remain focused on business and people quality but also recognize that price matters, especially in an environment like today. We are finding opportunity (though we have so far proven to be early) in high quality businesses with favorable industry dynamics that have innate complexity and/or are misunderstood in the near term.
We encourage you to watch our video at https://southeasternasset.com/podcasts/ with Portfolio Managers Ross Glotzbach and Staley Cates for a more detailed review of the quarter.
Contributors and Detractors
Prosus, the holding company for Tencent and other digital investments, was the top contributor in the quarter. Prosus announced it would sell Tencent stock to repurchase its own discounted shares with authorization for up to a 50% buyback to help address the enormous price-to-value gap. We believe this is a highly accretive transaction with Prosus (and Naspers) repurchasing and canceling shares at a deep discount to NAV, while increasing exposure to Tencent on a per-share basis. The magnitude of the buyback could be sizable ($10-$30 billion per annum), and the stock price reacted accordingly (up 16% on the day for this €170 billion mega-cap). Additionally, management is reworking its compensation program to tie incentives directly to closing the discount, creating much better alignment with shareholders and highlighting the strength of the management team at Prosus.

Warner Bros Discovery - A new purchase within the last year, media conglomerate Warner Bros Discovery’s (WBD) stock price has been materially impacted by a terrible Netflix quarter (that probably is a good sign for WBD long-term) and fears of a downturn impacting advertising revenues and subscribers. While we believe these are valid concerns, media has historically been an attractive industry for our style of investing and media companies have been inflation beneficiaries. While the market is taking a “show me” approach to see how the merger will unfold, we believe the company has multiple levers to grow free cash flow per share. We saw eight different insiders buy shares personally in the quarter, which is an extremely strong vote of confidence from people who have a clear view of the challenges and opportunities facing the company.
Millicom - Latin American cable company Millicom detracted in the quarter. In 4Q21, Millicom announced a rights issue to fund a strategic acquisition of the half of its Guatemala business that Millicom didn’t already own. The rights offering was only completed this quarter, and the strike price was (in our view, unnecessarily) set at an almost 50% discount to what the market was expecting, resulting in a sharp stock price decline. EBITDA performance remains on target, and guidance for the full one- and three-year targets remain intact. This company produces substantial free cash flow per share, which is being allocated mostly to grow the fiber/cable business double digits in terms of subscribers and revenues. CEO Mauricio Ramos has multiple options beyond free cash flow to deleverage the balance sheet, including sales of the company’s cell tower and fintech assets.
EXOR - European holding company EXOR declined in the quarter in the face of euro weakness against the dollar and a resurgence in worry about the “Italian” exposure of the business, given its dual-listing in Netherlands and Italy. The market has also taken a “show me” approach to the announced €9 billion sale of PartnerRe to Covea, but the deal closed shortly after quarter end, removing that additional overhang. The company now has roughly half its market cap in cash, allowing EXOR to be a liquidity provider in a distressed world amidst a massive liquidity tightening. We are confident in CEO John Elkann’s ability to intelligently allocate the capital to add significant value for shareholders.
MGM Resorts - The casino and online gaming company declined in the quarter, as potential travel cutbacks in the face of increased fuel prices and recession fears weighed on the stock. Additionally, the broader online gaming industry has fallen out of favor, but BetMGM’s online gaming business is continuing to grow regardless of the environment. In a strong vote of confidence, MGM and IAC together bought $405 million worth of MGM shares from (still large) shareholder Corvex Management in February, and insiders have been adding meaningfully this year. The company is also one of our largest share repurchasers.
Portfolio Activity
We have taken advantage of the market volatility this year to purchase multiple new businesses that have been left behind by the market for very different reasons. As mentioned above, we are seeing opportunities in fallen growth favorites (although there are plenty of 300 cent dollars that are now closer to 100 cent dollars!), including Alphabet, that Southeastern successfully owned and, with hindsight, sold too early. We now have the opportunity to invest in this great company that has fallen back within our price discount range. We are also seeing opportunities in the European luxury and lifestyle sectors. We purchased adidas, another recycled company that we successfully owned in the past, along with Kering, a French-based luxury goods holding company that we have long admired. Finally, we initiated a new position in PVH, an American clothing company that owns Tommy Hilfiger, Calvin Klien, and other brands.  PVH has been described internally as "the most value of value businesses" within the consumer discretionary space.  PVH has fallen out of favor but has a proven management team with whom we have partnered before. We also exited our smaller position in Biogen, as we were able to upgrade into better opportunities with a higher margin of safety.
Outlook
The Global Fund is fully invested with less than 2% cash, and our on-deck list is growing longer amid market volatility. New investments have a high hurdle to qualify given our conviction in our current holdings and the steep discount of the portfolio, which trades at a rare and attractively discounted price-to-value (P/V) in the high-40s%. We expect to see continued progress in our individual holdings, as our management partners pursue catalysts that could drive significant near-term payoffs. We own companies that have pricing power, strong balance sheets and clear paths to organic growth, and we are partnered with aligned management teams that are proactively taking steps to add value in ways they can control and close the (near historically wide) value gap. We believe that our largest macro headwinds over the last decade could soon become tailwinds.

Performance History (Unaudited)
Global Fund
Comparison of Change in Value of $10,000 Investment
Since Inception December 27, 2012
Average Annual Returns for the Periods Ended June 30, 2022
	YTD*	1 Year	5 Year	Since Inception 12/27/12
Global Fund	-19.63%	-24.14%	-0.79%	3.91%
MSCI World Index	-20.51	-14.34	7.67	9.02
*	Year-to-date (YTD) not annualized.
The index is unmanaged. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting southeasternasset.com. The Global Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments, exposure to non-U.S. currencies, and different accounting and financial standards. These risks may be higher when investing in emerging markets.
As reported in the Prospectus dated May 1, 2022, the total expense ratio for the Global Fund is 1.31% (gross) and 1.15% (net).  This expense ratio is subject to a contractual fee waiver to the extent the fund's normal annual operating expenses exceed 1.15% of average annual net assets.  Please refer to the Financial Highlights within this report for the Fund's current expense ratio.

Portfolio Summary (Unaudited)
Global Fund
Portfolio Holdings at June 30, 2022
		Net Assets
Investments		98.3%
Lumen Technologies, Inc.	12.8
EXOR N.V.	8.2
FedEx Corporation	7.0
Prosus N.V.	5.2
IAC/InterActiveCorp	5.1
Millicom International Cellular S.A.	4.9
Mattel, Inc.	4.5
Warner Bros., Discovery, Inc.	4.5
CNX Resources Corporation	4.5
Affiliated Managers Group, Inc.	4.4
General Electric Company	4.2
Glanbia plc	4.1
Alphabet Inc.	4.0
CK Hutchison Holdings Limited	4.0
Fairfax Financial Holdings Limited	3.5
MGM Resorts International	3.5
Melco International Development Limited	3.2
Accor S.A.	2.7
PVH Corp.	2.3
Hyatt Hotels Corporation	2.2
adidas AG	1.8
Kering	1.7
Cash Reserves Net of Other Assets and Liabilities		1.7
		100.0%
Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.
Portfolio Changes January 1, 2022 through June 30, 2022
New Holdings	Quarter
adidas AG	2Q
Alphabet Inc.	1Q
Glanbia plc	2Q
Kering	2Q
PVH Corp.	1Q

Eliminations
Biogen Inc.	2Q
Fiserv, Inc.	1Q
Gree Electric Appliances, Inc. of Zhuhai	1Q
The Williams Companies, Inc.	1Q

Portfolio of Investments (Unaudited)
Global Fund
Common Stocks
	Shares	Value	% of Net Assets
Air Freight & Logistics
FedEx Corporation (United States)	82,345	$ 18,668,435	7.0%
Capital Markets
Affiliated Managers Group, Inc. (United States)	99,005	11,543,983	4.4
Diversified Financial Services
EXOR N.V. (Netherlands)	349,467	21,838,181	8.2
Diversified Telecommunication Services
Lumen Technologies, Inc. (United States)	3,122,154	34,062,700	12.8
Entertainment
Warner Bros., Discovery, Inc. (Formerly Discovery Communications, Inc.)* (United States)	889,806	11,941,197	4.5
Food Products
Glanbia plc (Ireland)	988,649	10,734,628	4.1
Hotels, Restaurants & Leisure
Accor S.A.* (France)	265,837	7,252,447	2.7
Hyatt Hotels Corporation - Class A* (United States)	81,145	5,997,427	2.2
Melco International Development Limited* (Hong Kong)	11,417,388	8,457,964	3.2
MGM Resorts International (United States)	318,235	9,212,903	3.5
		30,920,741	11.6
Industrial Conglomerates
CK Hutchison Holdings Limited (Hong Kong)	1,554,529	10,545,927	4.0
General Electric Company (United States)	177,960	11,330,713	4.2
		21,876,640	8.2
Insurance
Fairfax Financial Holdings Limited (Canada)	17,696	9,377,285	3.5
Interactive Media & Services
Alphabet Inc. - Class C* (United States)	4,856	10,622,257	4.0
IAC/InterActiveCorp * (United States)	178,763	13,580,625	5.1
		24,202,882	9.1
Internet & Direct Marketing Retail
Prosus N.V. (Netherlands)	213,416	13,819,464	5.2
Leisure Products
Mattel, Inc.* (United States)	538,927	12,034,240	4.5
Oil, Gas & Consumable Fuels
CNX Resources Corporation* (United States)	722,009	11,884,268	4.5
Textiles, Apparel & Luxury Goods
adidas AG (Germany)	26,394	4,688,392	1.8
Kering (France)	8,810	4,565,579	1.7
PVH Corp. (United States)	107,344	6,107,874	2.3
		15,361,845	5.8
Wireless Telecommunication Services
Millicom International Cellular S.A.* (Sweden)	912,284	13,074,586	4.9
Total Common Stocks (Cost $290,412,827)		261,341,075	98.3
Options Purchased
	Notional Amount
Currency
Hong Kong Dollar Put, 1/6/23, with BNP Paribas, Strike Price $7.80 (Cost $56,894)	14,700,000	69,090	0.0
See Notes to Financial Statements.

Short-Term Obligations
	Principal Amount	Value	% of Net Assets
Repurchase agreement with State Street Bank, 0.24%, dated 06/30/22, due 07/01/22, Repurchase price $4,697,031 (Collateral: $4,790,982 U.S. Treasury Bond, 2.00% due 08/15/51, Par $6,198,800) (Cost $4,697,000)	4,697,000	$ 4,697,000	1.8%
Total Investments (Cost $295,166,721)		266,107,165	100.1
Other Assets (Liabilities), Net		(137,818)	(0.1)
Net Assets		$265,969,347	100.0%

*	Non-income producing security.
Country Weightings
Net Assets
United States	59.0%
Netherlands	13.4
Hong Kong	7.2
Sweden	4.9
France	4.4
Ireland	4.1
Canada	3.5
Germany	1.8
Cash & Other	1.7
100.0%
Regional Weightings

See Notes to Financial Statements.

Statements of Assets and Liabilities (Unaudited)
at June 30, 2022
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Assets:
Non-affiliated investments in securities, at value (Cost $1,523,574,627, $1,077,720,398, $723,856,212, $290,469,721, respectively)	$ 1,400,761,289	$ 1,070,276,998	$ 693,153,783	$ 261,410,165
Affiliated investments, at value (Cost $0, $355,166,238, $0, $0, respectively)	—	254,605,032	—	—
Other Investments - PIPE, at value (Cost $0, $67,962,315, $0, $0, respectively)	—	64,122,214	—	—
Repurchase agreements, at value (Cost $49,922,000, $130,767,000, $33,769,000 and $4,697,000, respectively)	49,922,000	130,767,000	33,769,000	4,697,000
Cash	422	74	596	551
Receivable from:
Fund shares sold	38,692	216,750	215,641	—
Dividends and interest	1,264,910	2,885	1,170,662	108,934
Investment Counsel	309,034	81,892	113,695	44,819
Foreign tax reclaims	—	475,700	1,028,737	37,031
Other assets	20,704	12,861	16,333	4,676
Total Assets	1,452,317,051	1,520,561,406	729,468,447	266,303,176
Liabilities:
Payable for:
Fund shares redeemed	251,924	129,133	94,165	—
Securities purchased	—	67,962,315	4,986,171	—
Investment Counsel fee	1,032,810	1,023,741	633,351	254,978
Administration fee	126,749	125,540	61,240	22,665
Other accrued expenses	219,205	184,943	270,439	56,186
Total Liabilities	1,630,688	69,425,672	6,045,366	333,829
Net Assets	$ 1,450,686,363	$ 1,451,135,734	$ 723,423,081	$ 265,969,347
Net assets consist of:
Paid-in capital	$ 1,468,974,608	$ 1,830,915,199	$ 869,793,006	$ 291,069,043
Total distributable earnings (losses)	(18,288,245)	(379,779,465)	(146,369,925)	(25,099,696)
Net Assets	$1,450,686,363	$1,451,135,734	$ 723,423,081	$265,969,347
Net asset value per share	$ 20.84	$ 22.35	$ 13.39	$ 10.73
Fund shares issued and outstanding (unlimited number of shares authorized, no par value)	69,609,064	64,942,127	54,015,492	24,795,947
See Notes to Financial Statements.

Statements of Operations (Unaudited)
For the Six Months Ended June 30, 2022
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Investment Income:
Dividends from non-affiliates (net of foreign tax withheld of $193,291, $283,443, $529,605, $60,568, respectively)	$ 17,786,901	$ 12,414,397	$ 8,987,405	$ 2,693,033
Dividends from affiliates	—	2,563,275	—	—
Interest from non-affiliates	7,443	19,433	5,365	878
Total Investment Income	17,794,344	14,997,105	8,992,770	2,693,911
Expenses:
Investment Counsel fee	6,774,488	6,746,662	4,977,867	1,722,779
Administration fee	837,147	833,436	497,998	153,136
Transfer agent fees and expenses	573,833	379,747	374,062	56,137
Trustees’ fees and expenses	148,083	158,826	109,451	29,941
Custodian fees and expenses	49,134	28,350	135,448	26,844
Other	138,729	188,696	125,333	54,928
Total Expenses	8,521,414	8,335,717	6,220,159	2,043,765
Expenses waived and/or reimbursed	(1,907,958)	(418,073)	(493,188)	(282,702)
Net expenses	6,613,456	7,917,644	5,726,971	1,761,063
Net Investment Income	11,180,888	7,079,461	3,265,799	932,848
Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss):
Non-affiliated securities	71,096,043	59,011,175	(88,375,064)	1,064,040
Affiliated securities	—	(10,437,004)	—	—
Foreign currency transactions	(35,416)	11,603	(191,866)	(30,326)
Net Realized Gain (Loss)	71,060,627	48,585,774	(88,566,930)	1,033,714
Change in Unrealized Depreciation:
Non-affiliated securities	(360,281,765)	(223,250,254)	(168,857,704)	(66,814,000)
Affiliated securities	—	(90,935,497)	—	—
Other investments – PIPE	—	(3,840,101)	—	—
Foreign currency transactions	—	(31,213)	(54,519)	(3,514)
Net Change in Unrealized Depreciation	(360,281,765)	(318,057,065)	(168,912,223)	(66,817,514)
Net Realized and Unrealized Loss	(289,221,138)	(269,471,291)	(257,479,153)	(65,783,800)
Net Decrease in Net Assets Resulting from Operations	$ (278,040,250)	$ (262,391,830)	$ (254,213,354)	$ (64,850,952)
See Notes to Financial Statements.

Statements of Changes in Net Assets (Unaudited)
	Partners Fund		Small-Cap Fund
	Six Months Ended June 30,	Year Ended December 31,	Six Months Ended June 30,	Year Ended December 31,
	2022 (Unaudited)	2021	2022 (Unaudited)	2021
Operations:
Net investment income	$ 11,180,888	$ 15,784,758	$ 7,079,461	$ 11,920,664
Net realized gain (loss) from investments and foreign currency transactions	71,060,627	163,941,062	48,585,774	35,790,197
Net change in unrealized appreciation (depreciation) from investments and foreign currency transactions	(360,281,765)	199,040,601	(318,057,065)	156,625,546
Net increase (decrease) in net assets resulting from operations	(278,040,250)	378,766,421	(262,391,830)	204,336,407
Distributions to Shareholders:
Total distributions	—	(132,876,305)	—	(14,996,985)
Capital Share Transactions:
Net proceeds from sale of shares	10,731,856	31,840,796	34,997,178	93,953,226
Reinvestment of shareholder distributions	—	121,853,989	—	13,776,200
Cost of shares redeemed	(84,210,099)	(252,690,701)	(151,191,478)	(304,065,587)
Net increase (decrease) in net assets from fund share transactions	(73,478,243)	(98,995,916)	(116,194,300)	(196,336,161)
Total increase (decrease) in net assets	(351,518,493)	146,894,200	(378,586,130)	(6,996,739)
Net Assets:
Beginning of year	1,802,204,856	1,655,310,656	1,829,721,864	1,836,718,603
End of year	$1,450,686,363	$ 1,802,204,856	$1,451,135,734	$1,829,721,864
Capital Share Transactions:
Issued	451,895	1,254,254	1,405,225	3,529,734
Reinvested	—	5,151,744	—	524,808
Redeemed	(3,493,402)	(9,946,781)	(6,021,245)	(11,511,273)
Net increase (decrease) in shares outstanding	(3,041,507)	(3,540,783)	(4,616,020)	(9,440,000)
See Notes to Financial Statements.

	International Fund		Global Fund
	Six Months Ended June 30,	Year Ended December 31,	Six Months Ended June 30,	Year Ended December 31,
	2022 (Unaudited)	2021	2022 (Unaudited)	2021
Operations:
Net investment income	$ 3,265,799	$ 6,443,842	$ 932,848	$ 2,181,385
Net realized gain (loss) from investments and foreign currency transactions	(88,566,930)	64,311,494	1,033,714	23,735,799
Net change in unrealized appreciation (depreciation) from investments and foreign currency transactions	(168,912,223)	(101,367,090)	(66,817,514)	1,953,889
Net increase (decrease) in net assets resulting from operations	(254,213,354)	(30,611,754)	(64,850,952)	27,871,073
Distributions to Shareholders:
Total distributions	—	(8,589,182)	—	(23,396,030)
Capital Share Transactions:
Net proceeds from sale of shares	116,905,044	338,868,451	8,504,840	5,785,930
Reinvestment of shareholder distributions	—	7,058,972	—	21,157,121
Cost of shares redeemed	(419,340,792)	(192,816,901)	(21,011,784)	(30,711,457)
Net increase (decrease) in net assets from fund share transactions	(302,435,748)	153,110,522	(12,506,944)	(3,768,406)
Total increase (decrease) in net assets	(556,649,102)	113,909,586	(77,357,896)	706,637
Net Assets:
Beginning of year	1,280,072,183	1,166,162,597	343,327,243	342,620,606
End of year	$ 723,423,081	$1,280,072,183	$265,969,347	$343,327,243
Capital Share Transactions:
Issued	7,265,978	18,379,762	726,288	400,455
Reinvested	—	413,531	—	1,646,154
Redeemed	(28,065,153)	(11,059,759)	(1,661,176)	(2,160,139)
Net increase (decrease) in shares outstanding	(20,799,175)	7,733,534	(934,888)	(113,530)
See Notes to Financial Statements.

Notes to Financial Statements (Unaudited)
Note 1.  Organization
Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, Longleaf Partners International Fund, and Longleaf Partners Global Fund (the “Funds”) are non-diversified and each is a series of Longleaf Partners Funds Trust, a Massachusetts business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.
Note 2.  Significant Accounting Policies
The Funds follow the accounting and reporting guidance in FASB Accounting Standards Codification 946.
Management Estimates
The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”); these principles may require the use of estimates by Fund management. Actual results could differ from those estimates.
Security Valuation
The following is a description of the valuation techniques applied to the Funds' investments (see also Note 7. Fair Value Measurements).
Portfolio securities listed or traded on a securities exchange (U.S. or foreign), on the NASDAQ national market, or any representative quotation system providing same day publication of actual prices, are valued at the last sale price, and categorized as Level 1 of the fair value hierarchy. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day's close, and categorized as Level 2.
In the case of bonds and other fixed income securities, valuations are furnished by a pricing service which takes into account factors in addition to quoted prices (such as trading characteristics, yield, quality, coupon rate, maturity, type of issue, and other market data relating to the priced security or other similar securities) where taking such factors into account would lead to a more accurate reflection of the fair market value of such securities. Such securities are categorized as Level 2.
When market quotations are not readily available, valuations of portfolio securities are determined by Southeastern Asset Management, Inc. (“Southeastern”) in accordance with procedures adopted by and under the general supervision of the Funds' Board of Trustees. In determining fair value, Southeastern considers relevant qualitative and quantitative information including news regarding significant market or security specific events. Southeastern may also utilize a service provided by an independent third party to assist in fair valuation of certain securities. These factors are subject to change over time and are reviewed periodically. Because the utilization of fair value depends on market activity, the frequency with which fair valuation may be used cannot be predicted. Estimated values may differ from the values that would have been used had a ready market for the investment existed. Such securities are categorized as either Level 2 or 3.
Repurchase agreements are valued at cost which, combined with accrued interest, approximates market value. Short-term U.S. Government obligations purchased with a remaining maturity of more than 60 days are valued through pricing obtained through pricing services approved by the Funds' Trustees. Obligations purchased with a remaining maturity of 60 days or less or existing positions that have less than 60 days to maturity generally are valued at amortized cost, which approximates market value. However, if amortized cost is deemed not to reflect fair value, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Such securities are categorized as Level 2.
The Funds determine net asset values (“NAVs”) once a day, at the close of regular trading on the New York Stock Exchange (“Exchange”) (usually at 4:00 p.m. Eastern time) on days the Exchange is open for business. The Exchange is closed for specified national holidays and on weekends. Foreign securities are generally priced at the latest market close in the foreign market, which may be at different times or days than the close of the Exchange. If country specific (i.e. natural disaster, economic or political developments), issuer specific (i.e. earnings report, merger announcement), or U.S. markets-specific (i.e. significant movement in U.S. markets that would likely affect the value of foreign securities) events occur which could materially affect the NAV between the close of the foreign market and normal pricing at the close of the Exchange, foreign securities may be fair valued by the Board using observable data (i.e. trading in depository receipts) or using an external pricing service approved by the Board. The pricing service uses an automated system incorporating a model based on multiple parameters, including a security’s local closing price, relevant general and sector indices, currency fluctuations, trading in depositary receipts and futures, if applicable, and/or research valuations by its staff, in determining what it believes is the fair value of the securities. Such securities are categorized as Level 2.
Security Transactions
For financial reporting purposes, the Funds record security transactions on trade date. Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon after the ex-dividend date as the Fund is able to obtain information on the dividend. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount using the effective interest method. The Funds record distributions received from investments in Real Estate Investment Trusts (“REITs”) and Master Limited Partnerships ("MLPs") in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts once the issuers provide information about the actual composition of the distributions.
Distributions to Shareholders
Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Federal Income Taxes
The Funds' policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no federal income tax provision is required. Reclassifications are made within the Funds' capital accounts for permanent book and tax basis differences.
The Funds' tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances. Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2018 through 2021), and has concluded that no provision for federal income tax is required in the Funds' financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. The Funds did not incur any interest or penalties during the period.
Repurchase Agreements
The Funds may engage in repurchase agreement transactions. The Fixed Income Clearing Corporation (“FICC”) sells U.S. government or agency securities to each Fund under agreements to repurchase these securities at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a weekend. Each Fund, through FICC, receives delivery of the underlying U.S. government or agency securities as collateral, whose market value is required to be at least equal to the repurchase price. If FICC becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.
Options
The Funds may purchase and sell (“write”) call and put options on various instruments including securities to gain long or short exposure to the underlying instruments. An option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price on a certain date or during a specified period. The cost of securities acquired through the exercise of a call option is increased by the premiums paid. The proceeds from securities sold through the exercise of a purchased put option are decreased by the premiums paid. The cost of purchased options that expire unexercised are treated, on expiration date, as realized losses on investments.
The market value of exchange traded options is the last sales price, and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) options are valued at the mean of their closing bid and ask prices supplied by the counterparty in accordance with fair value procedures established by and under the general supervision of the Funds' Trustees, and are categorized in Level 2 of the fair value hierarchy.
Risk of Options
Gains on investment in options may depend on correctly predicting the market value direction of the underlying security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position and a Fund may experience losses as a result of such illiquidity. Listed options involve minimal counter-party risk since listed options are guaranteed against default by the exchange on which they trade. When purchasing OTC options, the Funds bear the risk of economic loss from counterparty default, equal to the market value of the option.
Counterparty Risk and Collateral
The Funds have entered into collateral agreements with counterparties to mitigate risk on OTC derivatives. Collateral is generally determined based on the net unrealized gain or loss with each counterparty, subject to minimum exposure amounts. Collateral, both pledged by and for the benefit of a Fund, is held in a segregated account at the Funds' custodian bank and is comprised of assets specific to each agreement.
Risks Associated with Health Crises
An outbreak of respiratory disease caused by a novel COVID-19 was first detected in China in December 2019 and subsequently spread internationally. COVID-19 has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this COVID-19 may be short term or may last for an extended period of time and result in a substantial economic downturn. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the worldwide economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. Any such impact could adversely affect a Fund’s performance, the performance of the securities in which a Fund invests and may lead to losses on your investment in a Fund. Please see the Funds’ prospectus for a complete discussion of these and other risks.  A more complete description of risks is included in the Funds' Prospectus and Statement of Additional Information.
Note 3.  Investment Counsel Agreement and Other Transactions with Affiliates
Southeastern serves as Investment Counsel to the Funds and receives annual compensation, computed daily and paid monthly, in accordance with the following schedule:
Partners Fund	1.00% on first $400 million of average net assets 0.75% in excess of $400 million
Small-Cap Fund	1.00% on first $400 million of average net assets 0.75% in excess of $400 million
International Fund	1.10% on first $500 million of average net assets 0.90% in excess of $500 million
Global Fund	1.125% on first $500 million of average net assets 1.00% in excess of $500 million
Investment Counsel fees payable at June 30, 2022 were $1,032,810, $1,023,741, $633,351, and $254,978 for Partners Fund, Small-Cap Fund, International Fund, and Global Fund, respectively.

Southeastern has contractually committed to waive fees and/or reimburse expenses so that each Fund's annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) do not exceed the following:
Partners Fund	0.79%
Small-Cap Fund	0.95
International Fund	1.15
Global Fund	1.15
During the period ended June 30, 2022, Southeastern waived and/or reimbursed $1,907,958, $418,073, $493,188, and $282,702 expenses of Partners Fund, Small-Cap Fund,  International Fund and Global Fund, respectively. At June 30, 2022, Investment Counsel fees receivable were $309,034, $81,892, $113,695, and $44,819 for Partners Fund, Small-Cap Fund, International Fund, and Global Fund, respectively. The Partners Fund and Small-Cap Fund fee-waiver agreements are in effect through at least April 30, 2023. The  International Fund and Global Fund fee-waiver agreements do not have a limited term. These agreements may not be terminated without Board approval.
Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Funds. Functions include the preparation of all registration statements, prospectuses, proxy statements, and oversight of daily valuation of the portfolios and calculation of daily net asset values per share. The Funds pay a fee as compensation for these services, accrued daily and paid monthly, of 0.10% per annum of average daily net assets, and are included in Administration fees on the Statements of Operations.
The Board supervises the business activities of the Trust. Each Trustee serves as a Trustee for the lifetime of the Trust or until resignation or removal. “Independent Trustees,” meaning those Trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (“1940 Act”) of the Trust, each receives annual compensation of $150,000 from the Trust, paid in four equal quarterly installments. In addition, the Trust reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at Board meetings. One Trustee of the Trust is an employee of Southeastern.
Note 4.  Investment Transactions
Purchases and sales of investment securities for the period ended June 30, 2022 (excluding short-term and U.S. government obligations) are summarized below:
	Purchases	Sales
Partners Fund	$359,111,610	$ 336,211,339
Small-Cap Fund	176,062,465	248,161,109
International Fund	160,938,120	399,624,730
Global Fund	68,474,145	70,031,013
Note 5.  Related Ownership
At June 30, 2022, officers, employees of Southeastern and their families, Fund trustees, the Southeastern retirement plan and other affiliates owned the following:
% of Fund
Partners Fund	29%*
Small-Cap Fund	11
International Fund	40*
Global Fund	62*

*	A significant portion consists of a few shareholders whose redemptions could have a material impact on the fund.

Note 6.  Affiliated Issuer and Controlled Investments
Under Section 2(a)(3) of the Investment Company Act of 1940, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its voting stock during all or part of the period. Affiliated companies during the period ended June 30, 2022 were as follows:
	Shares at 6/30/22	Value at 12/31/21	Purchases	Sales	Dividends/Interest	Net Realized Gain (Loss) 1/1/22 to 6/30/22	Net Unrealized Appreciation (Depreciation) 1/1/22 to 6/30/22	Value at 6/30/22
Small-Cap Fund
Anywhere Real Estate Inc.*(formerly Realogy Holdings Corp.)	6,507,042	$131,685,993	$—	$24,273,423	$—	$(8,255,582)	$(35,192,765)	$63,964,223
Eastman Kodak Company Convertible Preferred Stock - Series B 4.0%(a)(b)	932,150	76,249,870	—	—	1,864,300	—	(1,118,580)	75,131,290
Empire State Realty Trust, Inc.	9,695,900	91,445,747	—	4,498,312	698,975	(2,181,422)	(16,603,836)	68,162,177
Oscar Health, Inc. - Class A*	11,140,551	71,473,347	13,894,311	—	—	—	(38,020,316)	47,347,342
		$370,854,957	$13,894,311	$28,771,735	$2,563,275	$(10,437,004)	$(90,935,497)	$254,605,032
*
Non-income producing security.
(a)
Restricted security, see Portfolio of Investments for additional disclosures.
(b)
Investment categorized as Level 3 in fair value hierarchy.  See Note 7.
Note 7.  Fair Value Measurements
FASB ASC 820 established a single definition of fair value for financial reporting, created a three-tier framework for measuring fair value based on inputs used to value the Funds' investments, and required additional disclosure about the use of fair value measurements. The hierarchy of inputs is summarized below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)
Observable inputs are those based on market data obtained from sources independent of the Funds, and unobservable inputs reflect the Funds' own assumptions based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities.
A summary of the inputs used in valuing the Funds' investments at June 30, 2022 follows:
	Level 1	Level 2	Level 3	Total Value
Partners Fund
Common Stocks - North America	$ 1,272,809,226	$ —	$ —	$ 1,272,809,226
Common Stocks - Other	32,298,392	95,653,671	—	127,952,063
Short-Term Obligations	—	49,922,000	—	49,922,000
	$1,305,107,618	$145,575,671	$ —	$1,450,683,289

Small-Cap Fund
Common Stocks - North America	$ 1,176,156,812	$ —	$ —	$ 1,176,156,812
Common Stocks - Other	—	73,593,928	—	73,593,928
Preferred Stock	—	—	75,131,290	75,131,290
Short-Term Obligations	—	130,767,000	—	130,767,000
Other Investments - PIPE	—	—	64,122,214	64,122,214
	$ 1,176,156,812	$ 204,360,928	$139,253,504	$1,519,771,244
International Fund
Common Stocks - North America	$ 98,870,940	$ —	$ —	$ 98,870,940
Common Stocks - Other	95,054,811	498,208,271	—	593,263,082
Warrants	714,261	—	—	714,261
Options Purchased	—	305,500	—	305,500
Short-Term Obligations	—	33,769,000	—	33,769,000
	$ 194,640,012	$ 532,282,771	$ —	$ 726,922,783
Global Fund
Common Stocks - North America	$ 166,363,907	$ —	$ —	$ 166,363,907
Common Stocks - Other	—	94,977,168	—	94,977,168
Options Purchased	—	69,090	—	69,090
Short-Term Obligations	—	4,697,000	—	4,697,000
	$ 166,363,907	$ 99,743,258	$ —	$ 266,107,165
The following table provides quantitative information related to the significant unobservable inputs used to determine the value of Level 3 assets and the sensitivity of the valuations to changes in those significant unobservable inputs. These securities were valued by a third party specialist utilizing the income approach, which includes an analysis of various factors and subjective assumptions, including the current common stock price, expected period until exercise, expected volatility of the common stock, expected dividends, risk-free rate, credit quality of the issuer, and common stock borrow cost. Because the Valuation Committee considers a variety of factors and inputs, both observable and unobservable, in determining fair values, the significant unobservable inputs presented below do not reflect all inputs significant to the fair value determination.
Fund	Investments in Securities	Fair Value (000s)	Valuation Technique	Unobservable Input	Value or Range of Input	Impact to Valuation from an Increase in Input*
Small-Cap Fund	Preferred Stock	$75,131	Binomial Lattice Pricing	Straight Debt Yield	17%	Decrease
				Expected Volatility	60%	Increase
Small-Cap Fund	Other Investments - PIPE	$ 64,122	Discount for Lack of Marketability - Finnerty Model	Expected Volatility	65%	Decrease
*	Represents the directional change in the fair value that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in insolation could result in significantly higher or lower fair value.

The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value at June 30, 2022:
Small-Cap Fund
Fair value at December 31, 2021	$ 76,249,870
Purchases	67,962,315
Change in unrealized depreciation	(4,958,681)
Fair value at June 30, 2022	$139,253,504
(a)
Statements of Operations location: Change in Unrealized Appreciation (Depreciation) Affiliated investments and Other Investments - PIPE. The entire amount relates to assets held as of June 30, 2022.
Note 8.  Derivative Instruments
The Funds invested in options and forward currency contracts to hedge embedded currency exposure related to specific holdings.
The Statements of Assets and Liabilities included the following financial derivative instrument fair values at June 30, 2022:
	Location	Currency
International Fund
Options Purchased	Non-affiliated securities, at value	$305,500
Global Fund
Options Purchased	Non-affiliated securities, at value	$ 69,090
Financial derivative instruments had the following effect on the Statements of Operations for the period ended June 30, 2022:
	Location	Currency
International Fund
Net realized loss:
Options purchased	Non-affiliated securities	$(510.237)
Change in unrealized appreciation:
Options purchased	Non-affiliated securities	$ 495,677
Global Fund
Net realized loss:
Options purchased	Non-affiliated securities	$ (66,404)
Change in unrealized appreciation:
Options purchased	Non-affiliated securities	$ 66,346
For the period ended June 30, 2022, the average monthly notional value of derivative instruments were as follows:
Options Purchased
International Fund	$69,666,667
Global Fund	14,700,000
The Funds may invest in certain securities or engage in other transactions where the Funds are exposed to counterparty credit risk in addition to broader market risks. The Funds may face increased risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Funds' investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Funds to increased risk of loss.

The Funds have entered into master agreements with its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund's net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.
Note 9.  Federal Income Taxes
The tax basis unrealized appreciation (depreciation) and federal tax cost of investments held by each fund as of June 30, 2022 were as follows:
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Gross unrealized appreciation	$ 129,665,601	$ 165,566,178	$ 72,072,554	$ 25,155,812
Gross unrealized depreciation	(271,542,217)	(282,686,434)	(103,199,968)	(54,680,543)
Net unrealized appreciation (depreciation)	$ (141,876,616)	$ (117,120,256)	$ (31,127,414)	$ (29,524,731)
Cost for federal income tax purposes	$1,592,559,905	$1,636,891,500	$ 758,050,197	$295,631,896
Note 10.  Commitments and Contingencies
The Funds indemnify the Trust's Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
Note 11.  Subsequent Events
The Funds evaluated events from the date of the financial statements through the date the financial statements were issued. There were no subsequent events requiring recognition or disclosure.

Financial Highlights
The presentation is for a share outstanding throughout each period.
Partners Fund
	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31,
		2021	2020	2019	2018	2017
Net Asset Value Beginning of Period	$ 24.81	$ 21.73	$ 20.30	$ 18.35	$ 26.84	$ 25.36
Net Investment Income(a)	0.16	0.22	0.23	0.38	0.42	0.12
Net Realized and Unrealized Gain (Loss)	(4.13)	4.79	1.90	2.33	(4.78)	3.74
Total from Investment Operations	(3.97)	5.01	2.13	2.71	(4.36)	3.86
Dividends from Net Investment Income	—	(0.23)	(0.23)	(0.42)	(0.47)	(0.33)
Distributions from Net Realized Capital Gains	—	(1.70)	(0.47)	(0.34)	(3.66)	(2.05)
Total Distributions	—	(1.93)	(0.70)	(0.76)	(4.13)	(2.38)
Net Asset Value End of Period	$ 20.84	$ 24.81	$ 21.73	$ 20.30	$ 18.35	$ 26.84
Total Return	(16.00)% (d)	23.58%	10.53%	14.81%	(17.98)%	15.51%
Net Assets End of Period (thousands)	$1,450,686	$1,802,205	$1,655,311	$1,797,792	$1,980,081	$3,293,533
Ratio of Expenses to Average Net Assets	0.79% (e)(f)	0.79% (f)	0.79% (f)	0.93% (f)	0.97%	0.95%
Ratio of Net Investment Income to Average Net Assets	1.34% (e)	0.86%	1.23%	1.92%	1.59%	0.44%
Portfolio Turnover Rate	21% (d)	35%	37%	6%	37%	28%

Small-Cap Fund
	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31,
		2021	2020	2019	2018	2017
Net Asset Value Beginning of Period	$ 26.30	$ 23.85	$ 24.27	$ 22.10	$ 27.60	$ 27.49
Net Investment Income(a)	0.11	0.16	0.18	0.51	0.74	0.48 (b)
Net Realized and Unrealized Gain (Loss)	(4.06)	2.51	0.79 (c)	3.78	(2.24)	1.95
Total from Investment Operations	(3.95)	2.67	0.97	4.29	(1.50)	2.43
Dividends from Net Investment Income	—	(0.22)	(0.55)	(0.62)	(0.76)	(0.45)
Distributions from Net Realized Capital Gains	—	—	(0.82)	(1.50)	(3.24)	(1.87)
Return of Capital	—	—	(0.02)	—	—	—
Total Distributions	—	(0.22)	(1.39)	(2.12)	(4.00)	(2.32)
Net Asset Value End of Period	$ 22.35	$ 26.30	$ 23.85	$ 24.27	$ 22.10	$ 27.60
Total Return	(15.02)% (d)	11.18%	4.14%	19.65%	(6.52)%	8.99%
Net Assets End of Period (thousands)	$1,451,136	$1,829,722	$1,836,719	$3,324,987	$3,109,436	$3,805,597
Ratio of Expenses to Average Net Assets	0.95% (e)(f)	0.96% (f)	0.96%	0.93%	0.92%	0.92%
Ratio of Net Investment Income to Average Net Assets	0.85% (e)	0.61%	0.89%	2.10%	2.61%	1.70% (b)
Portfolio Turnover Rate	11% (d)	33%	33%	22%	32%	29%

(a)	Computed using average shares outstanding throughout the period.
(b)	Includes receipt of a $17,466,656 special dividend, if the special dividend had not occurred, net investment income per share and the ratio of net investment income to average net assets would have decreased by $0.12 and 0.43%, respectively.
(c)	Due to the timing of sales and redemptions of capital shares, the net realized and unrealized gain (loss) per share will not equal the Fund's changes in the net realized and unrealized gain (loss) on investments for the period.
(d)	Not annualized.
(e)	Annualized.
(f)	Expenses presented net of fee waiver. The Partners Fund expense ratio before waiver for the periods ended June 30, 2022 and December 31, 2021, 2020, and 2019 were 1.02%, 1.00%, 1.03%, and 1.00%, respectively. The Small-Cap Fund expense ratio before waiver for the period ended June 30, 2022 and December 31, 2021, was 1.00% and 0.97% respectively.

International Fund
	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31,
		2021	2020	2019	2018	2017
Net Asset Value Beginning of Period	$ 17.11	$ 17.38	$ 17.68	$ 15.26	$ 16.63	$ 13.53
Net Investment Income(a)	0.05	0.09	0.07	0.14	0.12	0.05
Net Realized and Unrealized Gain (Loss)	(3.77)	(0.24)	(0.29)	2.89	(1.29)	3.23
Total from Investment Operations	(3.72)	(0.15)	(0.22)	3.03	(1.17)	3.28
Dividends from Net Investment Income	—	(0.12)	(0.08)	(0.14)	—	(0.18)
Distributions from Net Realized Capital Gains	—	—	—	(0.47)	(0.20)	—
Total Distributions	—	(0.12)	(0.08)	(0.61)	(0.20)	(0.18)
Net Asset Value End of Period	$ 13.39	$ 17.11	$ 17.38	$ 17.68	$ 15.26	$ 16.63
Total Return	(21.74)% (b)	(0.89)%	(1.22)%	20.00%	(7.08)%	24.23%
Net Assets End of Period (thousands)	$723,423	$1,280,072	$1,166,163	$1,348,777	$1,012,707	$1,177,197
Ratio of Expenses to Average Net Assets	1.15% (c)(d)	1.15% (c)	1.15% (c)	1.15% (c)	1.18% (c)	1.29%
Ratio of Net Investment Income to Average Net Assets	0.66% (d)	0.47%	0.46%	0.82%	0.75%	0.33%
Portfolio Turnover Rate	17% (b)	27%	28%	23%	46%	25%

Global Fund
	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31,
		2021	2020	2019	2018	2017
Net Asset Value Beginning of Period	$ 13.34	$ 13.26	$ 13.19	$ 11.25	$ 14.94	$ 11.96
Net Investment Income(a)	0.04	0.09	0.08	0.12	0.18	0.05
Net Realized and Unrealized Gain (Loss)	(2.65)	0.94	0.39	2.17	(2.48)	3.09
Total from Investment Operations	(2.61)	1.03	0.47	2.29	(2.30)	3.14
Dividends from Net Investment Income	—	(0.07)	(0.07)	(0.13)	(0.13)	(0.03)
Distributions from Net Realized Capital Gains	—	(0.88)	(0.33)	(0.22)	(1.26)	(0.13)
Total Distributions	—	(0.95)	(0.40)	(0.35)	(1.39)	(0.16)
Net Asset Value End of Period	$ 10.73	$ 13.34	$ 13.26	$ 13.19	$ 11.25	$ 14.94
Total Return	(19.63)% (b)	8.20%	3.57%	20.38%	(16.16)%	26.33%
Net Assets End of Period (thousands)	$265,969	$343,327	$342,621	$288,637	$212,824	$238,865
Ratio of Expenses to Average Net Assets	1.15% (c)(d)	1.15% (c)	1.19% (c)	1.20% (c)	1.20% (c)	1.20% (c)
Ratio of Net Investment Income to Average Net Assets	0.61% (d)	0.59%	0.72%	0.95%	1.19%	0.36%
Portfolio Turnover Rate	23% (b)	48%	36%	37%	29%	27%

(a)	Computed using average shares outstanding throughout the period.
(b)	Not annualized.
(c)	Expenses presented net of fee waiver. The International Fund expense ratio before waiver for the periods ended June 30, 2022 and December 31, 2021, 2020, 2019 and 2018 were 1.25%, 1.17%, 1.20%, 1.17% and 1.21%, respectively. The Global Fund expense ratio before waiver for the periods ended June 30, 2022 and December 31, 2021, 2020, 2019, 2018, and 2017 were 1.33%, 1.31%, 1.33%, 1.32%, 1.33%, and 1.48%, respectively.
(d)	Annualized.

Expense Example (Unaudited)
Shareholders of mutual funds may incur two types of costs: (1) ongoing costs, including management fees, transfer agent fees, and other fund expenses; and (2) transaction costs, including sale charges (loads) and redemption fees. Longleaf does not charge transaction fees of any sort.
The following examples are intended to show the ongoing costs (in dollars) of investing in the Longleaf Partners Funds and to enable you to compare the costs of investing in other mutual funds. Each example is based on an investment of $1,000 made at January 1, 2022 and held through June 30, 2022.
Actual Expenses
The table below provides information about actual account values and actual expenses using each Fund's actual return for the period. To estimate the expenses that you paid over the period, divide your account balance by $1,000 (for example, a $12,500 account balance divided by $1,000 = 12.5), then multiply the result by the number in the third line entitled “Expenses Paid During Period.”
Hypothetical Example for Comparison Purposes
The table below also provides information about hypothetical account values and expenses based on each Fund's actual expense ratio and assumed returns of 5% per year before expenses, which are not the Funds' actual returns. Do not use the hypothetical data below to estimate your ending account balance or expenses you paid. This information serves only to compare the ongoing costs of investing in Longleaf with other mutual funds. To do so, examine this 5% hypothetical example against the 5% hypothetical examples found in other funds' shareholder reports.
The expenses shown in the table highlight only ongoing costs and do not reflect transactional costs that may be charged by other funds. Therefore, the table does not reveal the total relative costs of owning different funds. Since Longleaf does not charge transactions fees, you should evaluate other funds' transaction costs to assess the total cost of ownership for comparison purposes.
		Actual		Hypothetical (5% return before expenses)
	Beginning account value 12/31/2021	Ending account value 06/30/2022	Expenses paid during period *	Ending account value 06/30/2022	Expenses paid during period *	Annualized expense ratio
Partners Fund	$1,000.00	$ 840.00	$ 3.60	$ 1,020.88	$3.96	0.79%
Small-Cap Fund	1,000.00	849.80	4.36	1,020.08	4.76	0.95
International Fund	1,000.00	782.60	5.08	1,019.09	5.76	1.15
Global Fund	1,000.00	803.70	5.14	1,019.09	5.76	1.15

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181) divided by 365 days in the current year.

Fund Information
The following additional information may be obtained for free by calling (800) 445-9469, visiting southeasternasset.com, or on the SEC's website at sec.gov.
Proxy Voting Policies and Procedures
A description of Longleaf's Proxy Voting Policies and Procedures is included in the Statement of Additional Information (SAI).
Proxy Voting Record
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is contained in Form N-PX.
Quarterly Portfolio Holdings
Longleaf provides a complete list of its holdings four times each year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form NPORT-EX (formerly N-Q) (first and third quarters). Shareholders may view the Longleaf Funds' Forms N-CSR and NPORT-EX on the SEC's website at www.sec.gov. Forms N-CSR and NPORT-EX may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (202) 551-8090 (direct) or (800) 732-0330 (general SEC number). A list of the Longleaf Funds' quarter-end holdings is also available at www.southeasternasset.com on or about 15 days following each quarter end and remains available until the list is updated in the subsequent quarter.
Fund Trustees
Additional information about Fund Trustees is included in the SAI.

Service Directory
Call (800) 445-9469
Fund Information
To request a printed Prospectus, Summary Prospectus (connect.rightprospectus.com/Longleaf/TADF/543069108/SP#), Statement of Additional Information (including Longleaf's Proxy Voting Policies and Procedures), financial report, application or other Fund information from 8:00 a.m. to 8:00 p.m. Eastern time, Monday through Friday.
Shareholder Inquiries
To request action on your existing account from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.
Account Information
For automated account balance and transaction activity, 24 hours a day, seven days a week.
Correspondence
By regular mail:	By express mail or overnight courier:
Longleaf Partners Funds	Longleaf Partners Funds
P.O. Box 9694	c/o BNY Mellon
Providence, RI 02940-9694	4400 Computer Drive
Westborough, MA 01581
(800) 445-9469
Published Daily Price Quotations
Below are the common references for searching printed or electronic media to find daily NAVs of the Funds.
Abbreviation	Symbol	Cusip	Transfer Agent Fund Number	Status to New Investors
Partners	LLPFX	543069108	133	Open
Sm-Cap	LLSCX	543069207	134	Open
Intl	LLINX	543069405	136	Open
Global	LLGLX	543069504	137	Open

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Our Governing Principles

We will treat your investment as if it were our own.

We will remain significant investors in Longleaf Partners Funds.

We will invest for the long term, while striving to maximize returns and minimize business, financial, purchasing power, regulatory and market risks.

We will choose each equity investment based on its discount from our appraisal of corporate intrinsic value, its financial strength, its management, its competitive position, and our assessment of its future earnings potential.

We will focus our assets in our best ideas.

We will not impose loads or 12b-1 charges on mutual fund shareholders.

We will consider closing to new investors if closing would benefit existing clients.

We will discourage short-term speculators and market timers.

We will continue our efforts to enhance shareholder services.

We will communicate with our investment partners as candidly as possible.

Item 1(b) Rule 30e-3 Notice

August 24, 2022

An Important Report to Shareholders of Longleaf Partners Funds

is Now Available Online and in Print by Request

The Longleaf Partners Funds have filed a new shareholder report, which is now available online and in print by request. Your shareholder report contains important information about your investments, including performance, expenses, portfolio holdings, and financial statements. We encourage you to access and review it. You can:

•	Access the report and other resources at https://southeasternasset.com/investment-offerings/longleaf-partners-fund/ under the heading “Resources.”

•

At any time, request a mailed copy of the report and other resources at no charge by calling (800) 445-9469, by written request to Longleaf Partners Funds, P.O. Box 9694, Providence, RI 02940-9694, or by contacting your financial intermediary. You will not otherwise receive a paper copy.

•

Sign-up for e-delivery of shareholder reports and other communications by logging on to your account at https://my.accessportals.com/app/a07/login, by calling (800) 445-9469, by written request to Longleaf Partners Funds, P.O. Box 9694, Providence, RI 02940-9694, or by contacting your financial intermediary. You will not otherwise receive an email copy.

Item 2. Code of Ethics.

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

A complete schedule of investments for the period ended June 30, 2022 is included in the Semi-Annual Report filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

At the date of filing this Form N-CSR, the registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item  13. Exhibits.

Exhibit 99.1 CERT Certification Required by Item 13(a)(2) of Form N-CSR

Exhibit 99.2 CERT Certification Pursuant to Section  906 of the Sarbanes Oxley Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Longleaf Partners Funds Trust

By	/s/ O. Mason Hawkins
O. Mason Hawkins
Trustee
Longleaf Partners Funds Trust

Date	August 26, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Ross Glotzbach
Ross Glotzbach CEO, Southeastern Asset Management, Inc. Functioning as principal executive officer under agreements with Longleaf Partners Funds Trust and its separate series

Date	August 26, 2022

By	/s/ Ryan S. Hocker
Ryan S. Hocker
Global Funds Treasurer, Southeastern Asset
Management, Inc. Functioning as principal financial officer
under agreements with Longleaf Partners Funds Trust and its separate series

Date	August 26, 2022

A signed original of this written statement has been provided to Longleaf Partners Funds Trust and will be retained by Longleaf Partners Funds Trust and furnished to the Securities and Exchange Commission or its staff upon request.